                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              UNION DRILLING, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

                 DELAWARE                               16-1537048
-----------------------------------------  -------------------------------------
 (State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

      SOUTH PITTSBURGH TECHNOLOGY PARK
            3117 WASHINGTON PIKE
          BRIDGEVILLE, PENNSYLVANIA                       15017
------------------------------------------   -----------------------------------
   (Address of Principal Executive Office)              (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. |X|

                                   333-127525
 -----------------------------------------------------------------------------
 (Securities Act registration statement file number to which this form relates)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                Name of each exchange on which
       to be so registered                each class is to be registered
------------------------------------    ----------------------------------------
               NONE                                    NONE

Securities registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.01 PAR VALUE PER SHARE
             ------------------------------------------------------
                                (Title of class)

================================================================================

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information contained in "Description of capital stock" in the
Registrant's Registration Statement on Form S-1, as amended (Commission File No.
333-127525), filed with the Securities and Exchange Commission (the "Form S-1
Registration Statement"), including any prospectus relating thereto filed subsequently pursuant to Rule 424(b) of the Securities Act of 1933, as amended, is hereby incorporated by reference.

ITEM 2.  EXHIBITS

     The following exhibits are filed as part of this Registration Statement:

     1. Form of Amended and Restated Certificate of Incorporation of the
Registrant (incorporated herein by reference to Exhibit 3.1 to the Form S-1
Registration Statement).

     2. Form of Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

     3. Specimen Stock Certificate for the common stock, par value $0.01 per share, of the Registrant (incorporated herein by reference to Exhibit 4.1 of the
Form S-1 Registration Statement).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          UNION DRILLING, INC.
                                          (REGISTRANT)

Date:  November 18, 2005                  By:     /s/ Christopher Strong
                                                  ------------------------------
                                          Name:   Christopher Strong
                                          Title:  President and Chief Executive
                                                  Officer

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                                    EXHIBITS

Exhibit Number             Description of Document
--------------             -----------------------
       1.             Form of Amended and Restated Certificate of
                      Incorporation of the Registrant (incorporated herein
                      by reference to Exhibit 3.1 to the Form S-1
                      Registration Statement).

       2.             Form of Amended and Restated Bylaws of the Registrant
                      (incorporated herein by reference to Exhibit 3.2 to
                      the Form S-1 Registration Statement).

       3.             Specimen Stock Certificate for the common stock, par
                      value $0.01 per share, of the Registrant
                      (incorporated herein by reference to Exhibit 4.1 of
                      the Form S-1 Registration Statement).